UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 22, 2003

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                      0-32237             98-0347827
(State or other jurisdiction of        (Commission          (IRS Employer
        incorporation)                 File Number)       Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective December 22, 2003, Galaxy Energy Corporation ("Galaxy") purchased all of the interests from Pioneer Oil, LLC in coal bed methane leases covering approximately 15,600 gross acres in the Powder River Basin in Wyoming for $1,000,000 in cash and 2,000,000 shares of Galaxy's common stock.

Included in the purchase are five existing natural gas wells that have already been drilled and completed on these leases. Galaxy now owns 100% working interest in these wells.

The press release issued by Galaxy on December 23, 2003 relating to the purchase is filed herewith as Exhibit 99.1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-K NUMBER                            DOCUMENT

  10.1 Sale and Escrow Agreement dated December 22, 2003 between Pioneer Oil, LLC and Dolphin Energy Corporation

  10.2 Share Acquisition Agreement between Pioneer Oil, LLC and Galaxy Energy Corporation dated December 22, 2003

  10.3 Registration Rights Agreement dated as of December 22, 2003 between Pioneer Oil, LLC and Galaxy Energy Corporation

  99.1          Press Release issued December 23, 2003




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALAXY ENERGY CORPORATION


December 23, 2003                   By: /s/ MARC E. BRUNER
                                       -----------------------------------------
                                          Marc E. Bruner, President























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